Exhibit 99.1

CMS ENERGY DELIVERS ITS 15th YEAR OF STRONG OPERATIONAL AND FINANCIAL RESULTS; RAISES 2018 GUIDANCE

JACKSON, Mich., Feb. 14, 2018 — CMS Energy announced today 2017 reported net income of $460 million or $1.64 per share, reflecting a charge associated with federal tax reform, compared to $551 million or $1.98 per share for 2016. After excluding the effect of federal tax reform, CMS Energy delivered adjusted earnings of $2.17 per share, or $610 million of adjusted net income for 2017, toward the high end of company guidance. In 2016, adjusted earnings per share were $2.02.

Financial Results and Outlook

2017 Results	Amount
Reported EPS	$1.64
Adjusted EPS	$2.17
Annual Dividend	$1.33

2018 Updates	Amount
Adjusted EPS Guidance Raised	$2.30 to $2.34*
Annual Dividend	$1.43

CMS Energy raised its guidance for 2018 adjusted earnings to $2.30 - $2.34 per share (*See below for important information about non-GAAP measures) or 6 to 8 percent annual adjusted earnings per share growth.

“Our focus on people, planet and profit underpinned by world class performance served as the operational and financial foundation for a strong 2017 for CMS Energy,” said Patti Poppe, President and CEO of CMS Energy and Consumers Energy. “We are pleased to deliver our 15th year of consistent financial performance without resets or adjustments for weather. At the same time, we are setting new standards of performance on several key metrics for our customers, which enable an even longer runway for consistent, industry-leading financial performance.”

CMS Energy noted several accomplishments in 2017:

•                  People — The company reported its safest year on record; was named Michigan’s best employer by Forbes magazine; and was named one of the most trusted utility brands in the country by Market Strategies International (MSI).

•                  Planet — The second phase of Cross Winds Energy Park was constructed, and Newsweek ranked CMS Energy as the No. 1 green company in Michigan and as a top 10 green company in the nation.

•                  Profit — 2017 marks 15 years of delivering consistent, industry-leading adjusted earnings per share growth and over a decade of dividend growth for investors. Also in 2017, CMS Energy generated over $1.7 billion in operating cash flow, which was in excess of guidance.

The company did all this while also achieving record company performance in a variety of operational metrics, including electric reliability and customer service (Average Speed of Answer and Customer On-Time Delivery). In addition, the company completed the first year of construction on the 94-mile Saginaw Trail pipeline project — part of a series of pipeline investments, which will deliver natural gas more safely and reliably to Michigan customers.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business. It also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2017 year-end results and provide a business and financial outlook on Feb. 14 at 9 A.M. (EST). To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Investor Meeting.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company’s reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. All references to earnings per share are on a diluted basis.

This news release contains “forward-looking statements.” The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at cmsenergy.com. To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/788-2395 or Brian Wheeler, 517/788-2394

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS ENERGY CORPORATION

Consolidated Statements of Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Twelve Months Ended
	12/31/17	12/31/16	12/31/17	12/31/16

Operating revenue	$1,778	$1,640	$6,583	$6,399

Operating expenses	1,399	1,360	5,245	5,143

Operating Income	379	280	1,338	1,256

Other income (expense)	(47)	(45)	(14)	5

Interest charges	110	111	438	435

Income Before Income Taxes	222	124	886	826

Income tax expense	224	46	424	273

Net Income (Loss)	(2)	78	462	553

Income attributable to noncontrolling interests	1	1	2	2

Net Income (Loss) Available to Common Stockholders	$(3)	$77	$460	$551

Basic Earnings (Loss) Per Average Common Share	$(0.01)	$0.28	$1.64	$1.99
Diluted Earnings (Loss) Per Average Common Share	(0.01)	0.28	1.64	1.98

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CMS ENERGY CORPORATION

Summarized Consolidated Balance Sheets

(Unaudited)

	In Millions
	As of
	12/31/17	12/31/16
Assets
Current assets
Cash and cash equivalents	$182	$235
Restricted cash and cash equivalents	17	19
Other current assets	2,276	2,026
Total current assets	2,475	2,280
Non-current assets
Plant, property, and equipment	16,761	15,715
Other non-current assets	3,814	3,627
Total Assets	$23,050	$21,622

Liabilities and Equity
Current liabilities (1)	$1,511	$1,371
Non-current liabilities (1)	6,574	5,927
Capitalization
Debt, capital leases, and financing obligation (excluding securitization debt) (2)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	8,940	8,508
Non-recourse debt	1,245	1,198
Total debt, capital leases, and financing obligation (excluding securitization debt)	10,185	9,706
Noncontrolling interests	37	37
Common stockholders’ equity	4,441	4,253
Total capitalization (excluding securitization debt)	14,663	13,996
Securitization debt (2)	302	328
Total Liabilities and Equity	$23,050	$21,622

(1)Excludes debt, capital leases, and financing obligation.

(2)Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Twelve Months Ended
	12/31/17	12/31/16

Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$257	$288

Net cash provided by operating activities	1,705	1,629
Net cash used in investing activities	(1,868)	(1,915)
Cash flows from operating and investing activities	(163)	(286)
Net cash provided by financing activities	110	255

Total Cash Flows	$(53)	$(31)

End of Period Cash and Cash Equivalents, Including Restricted Amounts	$204	$257

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CMS ENERGY CORPORATION

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended			Twelve Months Ended
	12/31/17	12/31/16		12/31/17		12/31/16

Net Income (Loss) Available to Common Stockholders	$(3)	$77		$460		$551
Reconciling items:
Discontinued operations (income) loss	*	(*	)	*		*
Restructuring costs and other	1	6		4		8
Tax impact	(1)	(2)		(2)		(3)
Tax reform	148	—		148		—
Voluntary separation program	—	*		—		11
Tax impact	—	(*	)	—		(4)

Adjusted net income — non-GAAP	$145	$81		$610		$563

Average Common Shares Outstanding
Basic	280.8	278.3		280.0		277.9
Diluted	280.8	279.3		280.8		278.9

Basic Earnings (Loss) Per Average Common Share
Reported net income (loss) per share	$(0.01)	$0.28		$1.64		$1.99
Reconciling items:
Discontinued operations (income) loss	*	(*	)	*		*
Restructuring costs and other	*	0.02		0.01		0.02
Tax impact	(* )	(0.01)		(*	)	(0.01)
Tax reform	0.52	—		0.52		—
Voluntary separation program	—	*		—		0.04
Tax impact	—	(*	)	—		(0.01)

Adjusted net income per share — non-GAAP	$0.51	$0.29		$2.17		$2.03

Diluted Earnings (Loss) Per Average Common Share
Reported net income (loss) per share	$(0.01)	$0.28		$1.64		$1.98
Reconciling items:
Discontinued operations (income) loss	*	(*	)	*		*
Restructuring costs and other	*	0.02		0.01		0.02
Tax impact	(* )	(0.01)		(*	)	(0.01)
Tax reform	0.52	—		0.52		—
Voluntary separation program	—	*		—		0.04
Tax impact	—	(*	)	—		(0.01)

Adjusted net income per share — non-GAAP	$0.51	$0.29		$2.17		$2.02

*Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors.  Internally, the Company uses adjusted earnings to measure and assess performance.  Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements.  Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

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